UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CLARUS THERAPEUTICS HOLDINGS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CLARUS THERAPEUTICS HOLDINGS, INC.

555 Skokie Boulevard, Suite 340

Northbrook, IL 60062

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held June 7, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders, or Annual Meeting, of Clarus Therapeutics Holdings, Inc., which will be held online on June 7, 2022, at 8:30 am Central Time. Given the unpredictability and continuing concerns surrounding the ongoing COVID-19 pandemic, this year’s Annual Meeting will be held virtually. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/CRXT2022, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with these proxy materials to attend the Annual Meeting.

The purpose of the Annual Meeting is the following:

1. To elect two class I directors, John Amory, M.D., M.P.H, M.Sc., and Alex Zisson to our board of directors, to serve until the 2025 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal;

2. To approve the certificate of amendment of our second amended and restated certificate of incorporation to increase the total number of authorized shares of common stock from 125,000,000 shares to 500,000,000 shares;

3. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

4. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of class I directors nominated by the Board of Directors.

Only Clarus Therapeutics Holdings, Inc. stockholders of record at the close of business on April 12, 2022 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of each of the two nominees for class I directors, “FOR” the approval of the certificate of amendment of our second amended and restated certificate of incorporation to increase the total number of authorized shares of common stock, and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Whether or not you expect to attend the Annual Meeting online, please complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. Alternatively, you may vote your shares on the Internet by visiting www.proxyvote.com or by telephone by calling 1-800-690-6903 and following the recorded instructions by 11:59 p.m. EST on June 6, 2022. If you vote your shares on the Internet or by telephone, you will need to enter the 16-digit control number provided on your proxy card or voting instruction form. Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting online, you may vote your shares during the Annual Meeting virtually via the Internet even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the Board of Directors,

/s/ Robert E. Dudley
Robert E. Dudley, Ph.D. President and Chief Executive Officer

Northbrook, Illinois

May 9, 2022

Page
PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS	1
GENERAL INFORMATION	2
PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS	8
PROPOSAL NO. 2—APPROVAL OF CERTIFICATE OF AMENDMENT OF OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	14
PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	17
CORPORATE GOVERNANCE	19
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	32
PRINCIPAL STOCKHOLDERS	38
REPORT OF THE AUDIT COMMITTEE	41
HOUSEHOLDING	42
STOCKHOLDER PROPOSALS	42
OTHER MATTERS	43

CLARUS THERAPEUTICS HOLDINGS, INC.

555 Skokie Boulevard, Suite 340

Northbrook, IL 60062

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 7, 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Clarus Therapeutics Holdings, Inc., which will be held online on June 7, 2022 at 8:30 am Central Time. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/CRXT2022, where you will be able to vote electronically and submit questions. The board of directors of Clarus Therapeutics Holdings, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Clarus,” “we,” “us,” and “our” refer to Clarus Therapeutics Holdings, Inc. The mailing address of our principal executive offices is Clarus Therapeutics Holdings, Inc., 555 Skokie Boulevard, Suite 340 Northbrook, IL 60062.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

Our Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2021, or the 2021 Annual Report, and this proxy statement and proxy card are first being mailed to stockholders on or about May 16, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 7, 2022

This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Clarus Therapeutics Holdings, Inc., 555 Skokie Boulevard, Suite 340 Northbrook, IL 60062, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

CLARUS THERAPEUTICS HOLDINGS, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why are you holding a virtual Annual Meeting?

The safety of our stockholders is important to us and given the current unpredictability and continuing concerns surrounding the ongoing COVID-19 pandemic, this year’s Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our board of directors or management.

How do I attend and participate in the Annual Meeting online?

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/ and use their control number provided in the proxy card to log onto this website, and beneficial owners of shares held in street name will need to follow the same instructions.

You will need the 16-digit control number included on your proxy card or voting instruction form, as applicable.

Will I be able to ask questions during the Annual Meeting?

If you are a stockholder and wish to submit a question during the Annual Meeting, you may log into the meeting, and submit a question in the “Ask a Question” field. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct will be available on www.virtualshareholdermeeting.com/CRXT2022 to the Annual Meeting.

If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.

The live audio webcast of the Annual Meeting will begin promptly at 8:30 am Central Time. We encourage stockholders to access the webcast before the Annual Meeting’s start time. Online check-in will begin, and stockholders may begin submitting written questions, 15 minutes prior to the start of the Annual Meeting, and you should allow ample time for the check-in procedures.

How can I get help if I have trouble checking in or listening to the meeting online?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

The proxy materials, including this proxy statement, a proxy card for shares held in street name (i.e., held for your account by a broker of other nominee), or voting instruction card and Clarus’ 2021 Annual Report, are being mailed to stockholders on or about May 16, 2022. These materials are also available for viewing, printing and downloading on the Internet at www.proxyvote.com. You will need the 16-digit control number included on your proxy card to access these materials.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting, including at any adjournments or postponements of the meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 12, 2022.

How many votes can be cast by all stockholders?

There were 24,750,011 shares of our common stock, par value $0.0001 per share, outstanding on April 12, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 12, 2022.

What is the difference between a “stockholder of record” and a beneficial owner of shares held in “street name?”

Stockholder of Record. If you own shares that are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered a “stockholder of record” of those shares. For these shares, your set of proxy materials has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained on the enclosed proxy card.

Beneficial Owners of Shares Held in Street Name. If you own shares that are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” With respect to these shares, your set of proxy materials has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on June 6, 2022.

•

By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 6, 2022.

•

By Mail. You may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Sign your name exactly as it appears on the proxy cards. Votes submitted through the mail must be received by June 6, 2022.

•	During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/CRXT2022.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting. If you submit a proxy via the Internet or by telephone, your voting instructions authorize the proxy holders in the same manner as if you signed, dated, and returned your proxy card. If you submit a proxy via the Internet or by telephone, you do not need to return your proxy card.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on June 6, 2022, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Clarus Therapeutics Holdings, Inc., 555 Skokie Boulevard, Suite 340 Northbrook, IL 60062, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our bylaws provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for the election of directors. Proposals No. 2 and 3 are considered to be a discretionary items, and your brokerage firm will be able to vote on these proposals even if it does not receive instructions from you.

Proposal 1—Election of two Class I director nominees

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” will have no effect on the election of directors.

Proposal 2—Approval of certificate of amendment of our second amended and restated certificate of incorporation to increase the total number of authorized shares of common stock

The approval of Proposal No. 2 requires that the holders of a majority of the outstanding voting shares vote FOR this proposal. Shares voting “abstain” and broker non-votes will have the same effect as votes AGAINST Proposal No. 2.

Proposal 3—Ratification of selection of RSM US LLP as our independent registered public accounting firm

The approval of Proposal No. 3 requires that a majority of the votes properly cast vote FOR this proposal. Shares voting “abstain” and broker non-votes will have no effect on the outcome of Proposal No. 3.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any

Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is first convened by more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public announcement of the date of such meeting is first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than January 16, 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

OVERVIEW OF PROPOSALS

This Proxy Statement contains three proposals requiring stockholder action. Proposal No. 1 requests the election of two Class I directors to our board of directors. Proposal No. 2 requests the approval of certificate of amendment of our second amended and restated certificate of incorporation to increase the total number of authorized shares of common stock from 125,000,000 shares to 500,000,000 shares. Proposal No. 3 requests the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS

On September 9, 2021, Blue Water Acquisition Corp.(“Blue Water”) consummated a business combination (the “Business Combination”) pursuant to the terms of the Agreement and Plan of Merger, dated as of April 27, 2021, by and among Blue Water, Blue Water Merger Sub Corp., and Clarus Therapeutics, Inc. (which we refer to as “Legacy Clarus” in this proxy statement). Upon the consummation of the Business Combination, our board of directors was set at, and currently consists of, seven members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the class I directors are John Amory, M.D., M.P.H, M.Sc. and Alex Zisson and their terms will expire at the Annual Meeting;

•	the class II directors are Elizabeth A. Cermak and Mark A. Prygocki, Sr. and their terms will expire at the annual meeting of stockholders to be held in 2023; and

•	the class III directors are Kimberly Murphy, Joseph Hernandez and Robert E. Dudley and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Alex Zisson and John Amory for election as the class I directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominees for Election as Class I Directors

The following table identifies our nominees for Class I directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 12, 2022.

Name	Positions and Offices Held with Clarus	Director Since	Age
John Amory, M.D., M.P.H, M.Sc.	Director	2021	54
Alex Zisson	Director	2021	52

John Amory, M.D., M.P.H, M.Sc.

Dr. Amory joined our board of directors in connection with closing of the Business Combination (the “Merger Closing”). Since July 2011, Dr. Amory has served as a Professor of Medicine at the University of Washington in Seattle. Prior to this role, he served as a member of the faculty of the University of Washington since 1997. Dr. Amory has published more than 154 peer-reviewed papers in the field of male reproduction and his areas of research include male infertility, testosterone deficiency and the development of novel male contraceptives. Dr. Amory earned his M.D. from the University of California—San Francisco and both his M.P.H. and M.Sc. (pharmaceutics) from the University of Washington. We believe Dr. Amory’s knowledge and expertise in the industry provide him with the qualifications and skills to serve on our board of directors.

Alex Zisson

Mr. Zisson joined our board of directors in connection with the Merger Closing, and served as a member of Legacy Clarus’s board of directors from February 2004 through the Merger Closing. Since January 2016, Mr. Zisson has been a Managing Director at H.I.G. BioHealth Partners, focusing on pharmaceuticals, genetics, drug delivery and specialty pharma and biotechnology. Prior to this role, from 2002 to 2016, he served as a Venture Investor and Partner at Thomas, McNerney, where he focused on investment opportunities in the life sciences sector. Prior to that, Mr. Zisson spent 11 years in the research department at Hambrecht & Quist, an investment bank (and its successor firms Chase H&Q and JPMorgan H&Q), from 1991 to 2002, including serving as Managing Director from 1997 to 2002 and as the firm’s Health Care Strategist following the merger of Chase H&Q and JPMorgan. Mr. Zisson also serves on the board of directors of a number of private companies, including Leiters Pharmacy, Neurana Pharmaceuticals, Taconic Biosciences and BioVectra Inc. Mr. Zisson received an A.B. in History from Brown University. We believe Mr. Zisson’s experience as a healthcare strategist combined with his experience in investing in life science companies provides him with the qualifications and skills to serve on our board of directors.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of John Amory and Alex Zisson as the class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.

Directors Continuing in Office

The following table identifies our class II and class III directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 12, 2022.

Name	Positions and Offices Held with Clarus	Director Since	Class and Year in Which Term Will Expire	Age
Elizabeth A. Cermak	Director	2021	Class III - 2024	64
Robert E. Dudley, Ph.D.	Director, President and Chief Executive Officer	2021	Class III - 2024	67
Joseph Hernandez	Director	2020	Class III - 2024	49
Kimberly Murphy	Chair	2020	Class II - 2023	59
Mark A. Prygocki, Sr.	Director	2021	Class II - 2023	56

Class II Directors (Term Expires at 2023 Annual Meeting)

Kimberly Murphy

Ms. Murphy joined our board of directors in connection with the Blue Water IPO and was appointed Chairman upon the Merger Closing. Ms. Murphy has more than 25 years of experience at leading pharmaceutical companies including Novartis (NYSE:NVS) and Merck & Co (NYSE:MRK). In her distinguished career at Merck, she rose through various public affairs and business roles to leadership positions as Region Marketer for U.S. Commercial Operations, U.S. Marketing Leader for Adult Vaccines and Director of the HPV/Gardasil Franchise. Most recently, Ms. Murphy served as the Vice President and Global Vaccines Commercialization Leader, Influenza Franchise, at GlaxoSmithKline (NYSE:GSK). Ms. Murphy was with GSK from 2011 through 2019, serving as VP of US Vaccines Customer Strategy from October 2012 to June 2014, then VP of the North America Vaccines Integration Planning from June 2014 to May 2015, followed by VP and Global Marketing Head for the Shingles Vaccines from May 2015 to February 2016, before transitioning to the Global Vaccines Commercialization Leader for the Influenza Franchise. Kim has Board and Advisory experience that includes serving on the boards of Oragenics, Inc. (NYSE:OGEN) and Blue Water Vaccines, Inc. (Nasdaq:BWV), as well as the GSK Representative to the Biotechnology Industry Organization’s Biodefense Advisory Council, and on the St. Joseph’s University Pharmaceutical & Healthcare Marketing MBA Program’s Advisory Board. Ms. Murphy received a B.A. in English from Old Dominion University, a M.B.A. in Marketing from St. Joseph’s University, and the Marketing Excellence Program from the Wharton School of University of Pennsylvania. We believe Ms. Murphy is well qualified to serve on our board of directors due to her extensive experience in the healthcare industry.

Mark A. Prygocki, Sr.

Mr. Pyrgocki joined our board of directors in connection with the Merger Closing, and served as a member of Legacy Clarus’s board of directors from July 2014 through the Merger Closing and as executive director from July 2020 through May 2021. From January 2017 until January 2020, he served as President, Chief Executive Officer and a member of the board of directors of Illustris Pharmaceuticals, Inc., (“Illustris”) a privately held bio-development company. Prior to joining Illustris, Mr. Prygocki worked at Medicis for more than 20 years and served most recently at Medicis as President from 2010 to 2012. Prior to that, Mr. Prygocki held several senior-level positions at Medicis, including Chief Operating Officer, Executive Vice President, and Chief Financial Officer and Treasurer. Since 2012, Mr. Prygocki has served as a consultant to the pharmaceutical and retail industries through his consulting company. Mr. Prygocki’s previous experience includes work at Citigroup, an investment banking firm, in the regulatory reporting division and several years in the audit department of Ernst & Young, LLP. Mr. Prygocki currently serves on the board of directors of Verrica Pharmaceuticals, Inc. (Nasdaq: VRCA), since 2018 and is Chairman of its audit committee. Mr. Prygocki also served on the board of directors of Revance Therapeutics, Inc. (Nasdaq: RVNC) within the last five years. He is certified by the American Institute of Certified Public Accountants. Mr. Prygocki serves on the board of Whispering Hope Ranch Foundation, a non-profit organization that assists children with special needs. Mr. Prygocki holds a B.A. in accounting from Pace University. We believe Mr. Prygocki’s operating experience and financial expertise in the life science companies provides him with the qualifications and skills to serve on our board of directors.

Class III Directors (Term Expires at 2024 Annual Meeting)

Robert E. Dudley, Ph.D.

Dr. Dudley has served as our president, chief executive officer and director since the Merger Closing Date. Prior thereto, he served as Legacy Clarus’s Chief Executive Officer, President and Chairman of the board of directors from February 2004 through the Merger Closing Date. Prior to that, from 2001 to 2003, he served as President and Chief Executive Officer and a member of the board of directors of Anagen Therapeutics, Inc., a private biopharmaceutical company. From 1994 to 1999, he held several senior level executive positions at Unimed Pharmaceuticals, Inc. (“Unimed”), a public company acquired by Solvay Pharmaceuticals in 1999, and from 1999 to 2001 he served as Unimed’s President and Chief Executive Officer and was a member of its board of directors, during which time Unimed received FDA approval for and launched AndroGel. Dr. Dudley received a B.S. in Biology from Pepperdine University, Seaver College, an M.S. in Biology from University of New Mexico, and a Ph.D., with honors, in Pharmacology and Toxicology from the University of Kansas School of Medicine. Dr. Dudley is also a board-certified toxicologist. We believe Dr. Dudley’s experience as a scientist with a leading role in commercializing the market leading T-replacement therapy, coupled with an insider’s perspective his role as our Chief Executive Officer brings to board discussions, provide him with the qualifications and skills to serve on our board of directors.

Elizabeth A. Cermak

Ms. Cermak joined our board of directors in connection with the Merger Closing, and served as a member of Legacy Clarus’s board of directors from July 2014 through the Merger Closing. Ms. Cermak also serves on the board of directors of Moleculin Biotech, Inc. (Nasdaq:MBRX) and the board of directors of QUE Oncology, a private company, and Neurana Pharmaceuticals, a private company. She has also served on the board of directors of SteadyMed Therapeutics (Nasdaq:STDY) from 2015 to 2018, a public company acquired by United Therapeutics. From 2009 to 2013, Ms. Cermak was the Chief Commercial Officer and Executive Vice President at POZEN, now Aralez Pharmaceuticals. As Chief Commercial Officer at POZEN, Ms. Cermak developed the commercial strategy and launch plans for the company’s first self-marketed product, and signed licensing deals with Johnson & Johnson, Desitin, and Sanofi. Prior to joining POZEN, Ms. Cermak worked at Johnson & Johnson for 25 years, serving most recently as World-Wide Vice President Personal Products Franchise and Vice President Professional Sales & Marketing. Ms. Cermak received a B.A. in accounting and Spanish from Franklin & Marshall College and an M.B.A. from Drexel University. We believe Ms. Cermak’s robust business experience, with a focus in life science companies, including public companies, provides her with the qualifications and skills to serve on our board of directors.

Joseph Hernandez

Mr. Hernandez has served on our board of directors since founding Blue Water, and prior to the Merger Closing, served as Blue Water’s Chairman and Chief Executive Officer. Mr. Hernandez is an entrepreneurial leader with over 25 years of experience in the healthcare field. He has a background in company creation, early-stage technology development, as well as private and public market financing. He brings leadership to the team, backed by a strong educational foundation in biology, medicine, molecular genetics, microbiology, epidemiology, marketing, and finance. Over the course of his career, he has founded or led eight entrepreneurial companies in cutting edge areas of healthcare and pharmaceuticals. After years of building his career at Merck & Co. (NYSE:MRK) from to December 1998 to January 2001 and Digene (acquired by Qiagen (NYSE:QGEN)) from 2005 to 2009, Mr. Hernandez founded and became the President and CEO of Innovative Biosensors from 2004 to 2009. Later, Mr. Hernandez served as the Founder and Chairman of Microlin Bio Inc. from August 2013 to January 2017 and as Chairman of the Board of Ember Therapeutics (OTCMKTS:EMBT) from April 2014 to January 2019. He was also the Chairman of Sydys Corporation from May 2016 to January 2019. In 2018, Mr. Hernandez founded Blue Water Vaccines, Inc. (Nasdaq:BWV), a biotechnology company focused on manufacturing a universal influenza vaccine in partnership with the University of Oxford in England. He has served as Chairman of Blue Water Vaccines, Inc. since January 2019 and currently serves as its Chief Executive Officer and director. Most recently, in January 2020, he founded and in May 2020 sold Noachis Terra, Inc. (acquired by Oragenics (NYSE:OGEN)) a company developing a vaccine for COVID-19. Mr. Hernandez brings experience in managing and interacting with diverse cultures, high level executives, and elected officials, to the team. Mr. Hernandez received a B.S. in Neuroscience, M.S. in Molecular Genetics and Microbiology from the University of Florida and a MBA from the University of Florida, and is currently pursuing a MSc in Chronic Disease Epidemiology and Biostatistics from Yale University. We believe he is well qualified to serve on our board of directors due to his extensive biotech entrepreneurship and early-stage technology development experience in the healthcare industry.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers, and sets forth their current positions at Clarus and their ages as of April 12, 2022. Biographical information for Dr. Dudley, our president and chief executive officer, is set forth under the heading “Directors Continuing in Office” above.

Name	Position Held with Clarus	Officer Since	Age
Richard Peterson	Chief Financial Officer	2021	54
Steven A. Bourne	Chief Administrative Officer, Secretary and Treasurer	2021	60
Frank Jaeger	Chief Commercial Officer	2021	51

Richard Peterson

Mr. Peterson has served as our Chief Financial Officer since the Merger Closing Date. Prior thereto, he served as Legacy Clarus’s Chief Financial Officer from February 2021 through the Merger Closing Date. Prior to joining Legacy Clarus, Mr. Peterson served as Chief Financial Officer for several clinical stage biopharmaceutical companies, most recently at Botanix Pharmaceutical, Ltd. (ASX:BOT) (from August 2019 to May 2020). Prior to this role, Mr. Peterson served as Chief Financial Officer at Dermavant Sciences Inc. (from March 2018 to February 2019), Sienna Biopharmaceuticals, Inc., a biopharmaceutical company (Nasdaq:SNNA) (“Sienna”) (from March 2017 to March 2018), and Novan, Inc. (Nasdaq:NOVN) (“Novan”) (from September 2015 to March 2017). Mr. Peterson also served as Chief Financial Officer of Medicis Pharmaceutical Corporation (“Medicis”), a commercial pharmaceutical company from June 1995 to December 2012. Under Mr. Peterson’s leadership, Novan and Sienna completed successful initial public offerings. While at Medicis, he played an integral role in guiding the company’s tremendous growth, which resulted in its acquisition for $2.6 billion by Valeant Pharmaceuticals International. Since 2014, Mr. Peterson has served on the board of directors of Universal Insurance Holdings, Inc. (NYSE:UVE), and is currently the audit committee chair and a member of the compensation committee. Mr. Peterson began his career with PricewaterhouseCoopers, after receiving a degree in accountancy from Arizona State University.

Steven A. Bourne

Mr. Bourne has served as our Chief Administrative Officer and Secretary since the Merger Closing Date. Prior thereto, he served as Legacy Clarus’s Chief Administrative Officer beginning February 2021 and as its Secretary and Treasurer from February 2004, in each case through the Merger Closing Date. He previously served as Legacy Clarus’s Chief Financial Officer from February 2004 to February 2021. Prior to that, from 2002 to 2003, he served as Chief Financial Officer, Secretary and Treasurer at Anagen Therapeutics, Inc., a private biopharmaceutical company. Further, Mr. Bourne served as Controller, Secretary and Treasurer of Aksys, Ltd., a public medical device company, from 1996 to 2001. Mr. Bourne received a B.S. in Accounting from Miami University and is a Certified Public Accountant.

Frank Jaeger

Mr. Jaeger has served as our Chief Commercial Officer since the Merger Closing Date. Prior thereto, he served as Legacy Clarus’ Chief Commercial Officer from September 2019 through the Merger Closing Date. Mr. Jaeger is responsible for all commercial matters of sales, marketing, commercial operations and market access for JATENZO. Prior to his joining Legacy Clarus, Mr. Jaeger served as the Regional Sales Director at AbbVie Inc. (NYSE:ABBV) from January 2014 to August 2019, where he was responsible for sales of AndroGel and Synthroid for the West Region in the Metabolics division. Mr. Jaeger received a B.A. in Psychology and an M.A. in Clinical Psychology from the University of Illinois at Chicago and he received a M.B.A. from the Lake Forest Graduate School of Management.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

The composition of our board of directors currently includes three individuals who are diverse under the Nasdaq listing rule regarding board diversity, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.

Board Diversity Matrix

As of May 9, 2022
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White		6
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

PROPOSAL 2

APPROVAL OF CERTIFICATE OF AMENDMENT OF OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Overview

Our board of directors believes that it is advisable and in Clarus’ best interests and in the best interests of its stockholders to amend our Second Amended and Restated Certificate of Incorporation, or certificate of incorporation, to increase the total number of authorized shares of common stock from 125,000,000 shares to 500,000,000 shares. On April 26, 2022, our board of directors adopted resolutions approving the proposed certificate of amendment of the Certificate of incorporation, or the Common Increase Certificate, in substantially the form attached as Appendix A hereto. At that time, our board of directors declared the proposed Common Increase Certificate to be advisable and in the best interests of Clarus and its stockholders and is accordingly submitting the proposed Common Increase Certificate for approval by our stockholders.

If stockholders approve this Proposal No. 2, we expect to file the Common Increase Certificate with the Secretary of State of the State of Delaware to increase the number of authorized shares of our common stock as soon as practicable following stockholder approval. In this regard, upon filing of the Common Increase Certificate with the Secretary of State of the State of Delaware, the first sentence of introductory text of Article IV, immediately after the heading “Capital Stock” in Article IV of the Certificate of incorporation would be amended as follows, with the proposed additions underlined and proposed deletions stricken through:

“The total number of shares of capital stock which the Corporation shall have authority to issue is 510,000,000 of which (i) 500,000,000 shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) 10,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).”

As of the close of business on April 27, 2022, following completion of our underwritten public offering, of our 125,000,000 authorized shares of common stock, there were 52,020,731 shares of common stock issued and outstanding. In addition to the 52,020,731 shares of common stock outstanding on April 27, 2022, there were 46,457,834 shares reserved for issuance pursuant to outstanding warrants, and 5,023,791 shares of common stock reserved for issuance under our various equity compensation plans.

The proposed Common Increase Certificate would increase the number of shares of common stock that we are authorized to issue from 125,000,000 shares of common stock to 500,000,000 shares of common stock, representing an increase of 125,000,000 shares of authorized common stock, with a corresponding increase in the total authorized capital stock, which includes common stock and preferred stock, from 135,000,000 shares to 510,000,000 shares.

Reasons for the Increase in Authorized Shares

As of the date of this proxy statement, the board of directors has no definitive plans, arrangements or understandings to issue any of the additional shares of common stock that would be available as a result of the approval of the proposed Common Increase Certificate. Our board of directors believes it is appropriate to increase our authorized shares of common stock so that we have shares of common stock available to provide additional flexibility to promptly and appropriately use our common stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of common stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisors; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes.

For example, we will need to raise substantial additional capital to support our commercialization efforts for JATENZO and further research and development efforts for JATENZO any other product candidates we may develop. Although we completed an underwritten public offering in April 2022, issuing 26,680,720 shares of our common stock, 590,000 pre-funded warrants and 31,361,328 Class A warrants for gross proceeds of $30.0 million, we currently anticipate that the aggregate net proceeds from such offerings will only be sufficient to fund our operations through September 2022. We will need to raise additional capital to continue to build-out our commercialization efforts for JATENZO, conduct the research and development and clinical and regulatory activities necessary to bring other product candidates to market; complete future corporate collaborations and partnerships; attract, retain and motivate employees, officers, directors, consultants and/or advisors; and pursue other business opportunities integral to our growth and success. In light of our capital needs, we regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions and our plans of operation. In this regard, if our board of directors determines that raising additional capital through issuing the additional shares of common stock is desirable, we want to be able to act quickly if market conditions are favorable. Given the limited available unissued and unreserved authorized shares of our common stock after taking into account the recent offering, if this Proposal No. 2 is not approved, we will not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of common stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if the proposed Common Increase Certificate is not approved by our stockholders, insufficient unissued and unreserved authorized shares of common stock to pursue additional capital raising, as well as provide future equity incentive opportunities that the Compensation Committee deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this Proposal No. 2, we may not be able to access the capital markets; continue to build-out our commercialization efforts for JATENZO, conduct the research and development and clinical and regulatory activities necessary to bring other product candidates to market; complete future corporate collaborations and partnerships; attract, retain and motivate employees, officers, directors, consultants and/or advisors; and pursue other business opportunities integral to our growth and success, all of which could severely harm our business and our prospects.

Our board of directors believes that the proposed increase in authorized common stock will make sufficient shares available to provide the additional flexibility necessary to pursue our strategic objectives. In recent months, our authorized common stock has allowed us the flexibility to pursue a number of financing transactions, that were key to enabling our continued efforts to commercialize JATENZO while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless our stockholders approve this Proposal No. 2, we will not have sufficient unissued and unreserved authorized shares of common stock to support continued growth of commercialization efforts for JATENZO and any other product candidates by engaging in similar transactions in the future and to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements, all of which could severely harm our business and our prospects.

Effects of the Increase in Authorized Shares

The additional common stock proposed to be authorized under the Common Increase Certificate would have rights identical to our current outstanding common stock. Stockholder approval of the Common Increase Certificate and issuance of the common stock authorized thereby would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by the proposed Common Increase Certificate could be issued by our board of directors without further vote of our stockholders except as may be required in particular cases by the Certificate of incorporation, applicable law, regulatory agencies or Nasdaq rules. Under the

Certificate of incorporation, our stockholders do not have preemptive rights to subscribe for additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any newly issued shares of common stock in order to maintain their proportionate ownership interests in our company.

The increase in our authorized shares of common stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Clarus difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of Clarus. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this proposal to approve the Common Increase Certificate has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is our board of directors currently aware of any such attempts directed at us), and our board of directors does not intend or view the proposed increase in the number of authorized shares of common stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this Proposal No. 2 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

Required Vote

The affirmative vote of the holders of a majority of the outstanding voting shares will be required to approve the Common Increase Certificate, to increase the total number of authorized shares of common stock from 125,000,000 shares to 500,000,000 shares.

The board of directors recommends

voting “FOR” proposal 2 to approve the Common Increase Certificate

PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS CLARUS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

Clarus’ stockholders are being asked to ratify the appointment by the audit committee of the board of directors of RSM US LLP as Clarus’ independent registered public accounting firm for the fiscal year ending December 31, 2022. RSM US LLP has served as Clarus’ independent registered public accounting firm since 2021.

On September 10, 2021, in connection with the Merger Closing, the audit committee of the board of directors approved a resolution appointing RSM US LLP as the Company’s independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2021, and Marcum LLP (“Marcum”) was dismissed from its role as our independent registered public accounting firm. This change was disclosed in our Current Report on Form 8-K filed on September 15, 2021.

Marcum’s report on our financial statements for the fiscal year ended December 31, 2020 and the period from May 22, 2020 (inception) to December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about the registrant’s ability to continue as a going concern.

At no point during the fiscal year ended December 31, 2020 and the subsequent interim period through September 10, 2021 were there any (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, other than as noted above regarding the registrant’s ability to continue as a going concern.

The audit committee is solely responsible for selecting Clarus’ independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint RSM US LLP as Clarus’ independent registered public accounting firm. However, the board of directors believes that submitting the appointment of RSM US LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain RSM US LLP. If the selection of RSM US LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Clarus and its stockholders.

A representative of RSM US LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Clarus incurred the following fees from RSM US LLP for the audit of the consolidated financial statements, and for fees billed for other services provided by RSM US LLP during the years ended December 31, 2020 and 2020.

	2021	2020
Audit fees(1)	$452,000	$293,000
Audit-related fees(2)	$184,000	—

Tax Fees	—	—

All other fees	—	—

Total fees	$636,000	$293,000

(1)

Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our initial public offering including comfort letters and consents.

(2)	Audit-related fees consist principally of fees for professional services rendered that are reasonably related to the performance of the audit or review of our financial statements.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2021 and 2020 fiscal years, no services were provided to us by RSM US LLP other than in accordance with the pre-approval policies and procedures described above.

Required Vote

The approval of Proposal No. 3 requires that a majority of the votes properly cast vote FOR this proposal. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” proposal no. 3 to ratify the appointment of RSM US LLP as Clarus’ independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to our success.

•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

The nominating and corporate governance committee may also consider factors such as judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and industry, conflicts of interest, and other commitments and the like. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weight or priority to any of these factors.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Clarus Therapeutics Holdings, Inc., 555 Skokie Boulevard, Suite 340 Northbrook, IL 60062, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Each of our directors, other than Dr. Dudley, qualify as independent directors, as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and our board of directors consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications and operations of the audit committee, as discussed below.

Family Relationships

There are no family relationships among any of the directors and executive officers.

Committees of the Board of Directors

Effective upon the consummation of the Merger, our board of directors reconstituted the membership of its standing committees, which are governed by the certificate of incorporation that complies with the applicable requirements of current Nasdaq listing rules. We intend to comply with future requirements to the extent they are applicable to us. Copies of the amended and restated charters for each committee are available on the investor relations portion of our website, at www.clarustherapeutics.com. The board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The audit committee of the board of directors consists of Elizabeth Cermak, Joseph Hernandez and Mark Prygocki. The board of directors has determined each member is independent under the Nasdaq listing rules and Rule 10A-3(b)(1) under the Exchange Act. The chairperson of the audit committee is Mr. Prygocki. Mr. Prygocki also qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the Nasdaq listing rules.

The primary purpose of the audit committee is to discharge the responsibilities of the board of directors with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm. Specific responsibilities of our audit committee include:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing policies on risk assessment and risk management;

•	reviewing related party transactions;

•

obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.

Compensation Committee

The compensation committee of the board of directors consists of Joseph Hernandez, Kimberly Murphy and Alex Zisson. The board of directors has determined each member is a “non-employee director” as defined in

Rule 16b-3 promulgated under the Exchange Act. The chairperson of the compensation committee is Mr. Zisson. The primary purpose of the compensation committee is to discharge the responsibilities of the board of directors to oversee its compensation policies, plans and programs and to review and determine the compensation to be paid to its executive officers, directors and other senior management, as appropriate.

Specific responsibilities of the compensation committee include:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of the other executive officers;

•	reviewing and recommending to the board of directors the compensation of the directors;

•	reviewing our executive compensation policies and plans;

•

reviewing and approving, or recommending that the board of directors approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management, as appropriate;

•	administering our incentive compensation equity-based incentive plans;

•	selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;

•	assisting management in complying with this prospectus statement and annual report disclosure requirements;

•	if required, producing a report on executive compensation to be included in the annual proxy statement;

•	reviewing and establishing general policies relating to compensation and benefits of our employees; and

•	reviewing our overall compensation philosophy.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of the board of directors consists of John Amory, Elizabeth Cermak and Kimberly Murphy. The board of directors determined each member is independent under the Nasdaq listing rules. The chairperson of the nominating and corporate governance committee is Ms. Cermak.

Specific responsibilities of the nominating and corporate governance committee include:

•	identifying, evaluating and selecting, or recommending that the board of directors approve, nominees for election to the board of directors;

•	evaluating the performance of the board of directors and of individual directors;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	reviewing management succession plans; and

•	developing and making recommendations to the board of directors regarding corporate governance guidelines and matters.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at https://clarustherapeutics.com/ under “Investors—Corporate Governance.” Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only. We intend to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has ever been an officer or employee of either company. None of our executive officers serve, or have served during the last year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on either company’s compensation committee.

Role of the Board in Risk Oversight

One of the key functions of the board of directors is informed oversight of our risk management process. The board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its various standing committees that address risks inherent in their respective areas of oversight. In particular, the board of directors is responsible for monitoring and assessing strategic risk exposure and its audit committee is responsible for considering and discussing our major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our audit committee also monitors compliance with legal and regulatory requirements. Our compensation committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Board and Committee Meetings Attendance

The full board of directors met 4 times during 2021. During 2021, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We encourage members of the board of directors to attend the annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Our Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls, or other derivatives of our securities or any derivative securities that provide the economic equivalent of ownership.

Board Leadership Structure and Board’s Role in Risk Oversight

The board of directors has an independent chair, Kimberly Murphy, who has authority, among other things, to call and preside over board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the board of directors. Accordingly, the chairman has substantial ability to shape the work of the board of directors. Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to, and independent oversight, of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Clarus Therapeutics Holdings, Inc.

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Clarus Therapeutics Holdings, Inc.

555 Skokie Boulevard, Suite 340

Northbrook, Illinois 60062

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to Clarus’ legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Clarus’

legal counsel, with independent advisors, with non-management directors, or with Clarus’ management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long- term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Clarus regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Clarus has also established a toll-free telephone number for the reporting of such activity, which is 855-590-2339.

Director Compensation

In December 2021, we adopted a non-employee director compensation policy (the “NED Policy”), which sets forth the terms upon which non-employee directors will be compensated for their service on the board of directors. Under the terms of the NED Policy, each non-employee director will receive an annual cash retainer of $45,000 and the non-executive chairperson of the board of directors will receive an additional annual cash retainer of $30,000. Members of our audit committee, compensation committee and nominating and corporate governance committee will each receive additional annual cash retainers of $10,000, $7,500 and $5,000, respectively, while the chairs of the audit committee, compensation committee and nominating and corporate governance committee will receive additional annual cash retainers of $20,000, $15,000 and $10,000, respectively.

Under the terms of the NED Policy, each newly elected non-employee member of the board of directors will automatically receive a one-time grant of an option to purchase 9,610 shares of common stock and an award of restricted stock units (“RSUs”) representing 3,844 shares of common stock. These initial awards vest in equal annual installments over three years from the date of grant, provided that the non-employee director is, as of such vesting date, in a service relationship with us. In addition, on each date of our annual general meeting of stockholders, each non-employee director will be automatically granted an option to purchase 4,805 shares of common stock and an RSU award representing 1,922 shares of common stock. These annual awards will vest in full upon the earlier of (i) our next annual meeting of stockholders or (ii) the one-year anniversary of the grant date; provided that the applicable non-employee director is, as of such vesting date, in a service relationship with us.

The aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director in a calendar year will not exceed $1,000,000 in the first calendar year such individual becomes a non-employee director and $650,000 in any other calendar year.

We will reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the board of directors and committees thereof. Employee directors will receive no additional compensation for their service as a director.

2021 Director Compensation Table

The following table presents the total compensation for the year ended December 31, 2021 for each person who served as a non-employee director of Legacy Clarus and became a member of the board of directors in connection with the completion of the Business Combination. Other than as set forth in the table below, we did not pay any compensation or make any equity awards to our non-employee directors during 2021, and Blue Water did not pay any compensation to its non-employee directors prior to completion of the Business Combination. Dr. Dudley, our President and Chief Executive Officer, did not receive any additional compensation for his services on the board of directors. The compensation received by Dr. Dudley is set forth in “Executive Compensation—2021 Summary Compensation Table.” Mr. Zisson, a director and the chairperson of our compensation committee, waived all compensation under the NED Policy and did not receive compensation from Legacy Clarus prior to completion of the Business Combination.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)		Total ($)
John Amory(4)	15,489	18,374	29,311	—		63,174
Elizabeth Cermak(5)	20,136	18,374	29,311	—		67,821
Joseph Hernandez(6)	19,361	18,374	29,311	—		67,046
Kimberly Murphy(7)	27,106	18,374	29,311	—		74,791
Mark A. Prygocki(8)	20,136	18,374	29,311	115,310	(9)	183,131
Alex Zisson	—	—	—	—		—

(1)	The amounts reported represent the annual cash retainer and committee fees paid to or earned by each of our non-employee directors pursuant to our NED Policy.
(2)

The amounts reported represent the aggregate grant date fair value of the RSUs granted to our non-employee directors during the year ended December 31, 2021, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 10 of our consolidated financial statements included in our Annual Report. The amounts reported in this column reflect the accounting cost for these grants, and do not correspond to the actual economic value that may be received by our non-employee directors from the vesting and settlement of the RSUs or any sale of the underlying shares of common stock.

(3)

The amounts reported represent the aggregate grant date fair value of the stock option awards granted to our non-employee directors during the year ended December 31, 2021, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option awards reported in this column are set forth in Note 10 of our consolidated financial statements included in our Annual Report. The amounts reported in this column reflect the accounting cost for these grants, and do not correspond to the actual economic value that may be received by our non-employee directors upon the exercise of the stock option awards or any sale of the underlying shares of common stock.

(4)	As of December 31, 2021, Mr. Amory held 9,610 outstanding stock options and 3,844 outstanding RSUs.
(5)	As of December 31, 2021, Ms. Cermak held 9,610 outstanding stock options and 3,844 outstanding RSUs.
(6)	As of December 31, 2021, Mr. Hernandez held 9,610 outstanding stock options and 3,844 outstanding RSUs.
(7)	As of December 31, 2021, Ms. Murphy held 9,610 outstanding stock options and 3,844 outstanding RSUs.
(8)	As of December 31, 2021, Mr. Prygocki held 9,610 outstanding stock options and 3,844 outstanding RSUs.
(9)

Represents amounts paid to Mr. Prygocki for service as an Executive Director for the period January 1, 2021 through May 15, 2021, consisting of $92,250 in cash compensation and $15,185 for medical insurance premiums. Mr. Prygocki also received consulting fees in the amount of $7,875 for assistance with business development activities after the conclusion of his duties as Executive Director. In connection with Mr. Prygocki’s appointment as an Executive Director in July 2020, the board of directors approved the following compensation to Mr. Prygocki: (i) a cash payment in an amount equal to 70% of our Chief Executive Officer’s salary, payable on a monthly basis, if Mr. Prygocki is not eligible for and has not elected coverage under our healthcare plans, (ii) a cash payment amount equal to 60% of our Chief Executive Officer’s salary, payable on a monthly basis, if Mr. Prygocki is eligible for and has elected coverage under our healthcare plans, and (iii) eligibility to receive an annual bonus in an amount of up to 60% of our Chief Executive Officer’s bonus, contingent upon achievement of certain performance measures as determined by the board of directors in its sole discretion. Accordingly, Mr. Prygocki earned a bonus in the amount of $110,656 for his 2020 performance, which amount is not included in the table above.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program offered to our Chief Executive Officer and our two most highly compensated executive officers (other than our Chief Executive Officer) who earned more than $100,000 during the fiscal year ended December 31, 2021 and were serving as executive officers as of such date. Such executive officers consist of the following persons, referred to herein as our named executive officers:

•	Robert E. Dudley, Ph.D., President and Chief Executive Officer

•	Richard Peterson, Chief Financial Officer

•	Frank A. Jaeger, Chief Commercial Officer

2021 Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by and paid to our named executive officers in the fiscal years ended December 31, 2021 and 2020, for services rendered to us in all capacities.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Nonequity Incentive Plan Compensation ($)(5)	Total ($)
Robert E. Dudley	2021	471,811	—	645,300	1,100,250	328,860	2,546,221
President and Chief Executive Officer	2020	410,000	—	—	—	147,600	557,600
Richard Peterson	2021	176,767	30,000	266,724	454,770	177,221	1,305,482
Chief Financial Officer(6)
Frank A. Jaeger	2021	348,296	—	138,620	236,350	162,000	885,266
Chief Commercial Officer	2020	325,000	—	—	24,945	89,234	439,179

(1)

Amounts reported reflect salary increases that took effect September 9, 2021. In addition, Mr. Peterson joined Legacy Clarus in February 2021, and his salary has been prorated to reflect such start date.

(2)	Reflects a sign-on bonus paid to Mr. Peterson in February 2021.
(3)

The amounts reported represent the aggregate grant date fair value of the RSUs granted to our named executive officers during 2021 calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 10 of our consolidated financial statements included in our Annual Report. The amounts reported in this column reflect the accounting cost for these grants, and do not correspond to the actual economic value that may be received by our named executive officers from the vesting and settlement of the RSUs or the sale of the underlying shares of Common Stock.

(4)

The amounts reported represent the aggregate grant date fair value of the stock option awards granted to our named executive officers during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option awards reported in this column are set forth in Note 10 of our consolidated financial statements included for Fiscal Year 2021 which are included in our Annual Report. The amounts reported in this column reflect the accounting cost for these grants, and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock option awards or any sale of the underlying shares of Common Stock.

(5)	The amounts reported reflect bonuses earned based on the achievement of pre-defined performance objectives. Bonuses are reported in the year earned, even though paid the following year.
(6)	Mr. Peterson commenced employment with us in February 2021. His base salary and bonus were pro-rated accordingly.

Narrative Disclosure to the Summary Compensation Table

The board of directors and compensation committee review compensation annually for all employees, including our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the compensation committee and the board of directors consider compensation for comparable positions in the market, the historical compensation levels of our executive officers, individual performance as compared to our expectations and objectives, internal equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to us. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus and long-term incentives.

Our compensation committee is primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer and recommends the compensation for the Chief Executive Officer to the board of directors for approval. The board of directors discusses the compensation committee’s recommendation and ultimately approves the compensation of our Chief Executive Officer without members of management present. Our compensation committee has the authority to engage the services of a consulting firm or other outside advisor to assist it in designing our executive compensation programs and in making compensation decisions. During 2021, the compensation committee retained the services of FW Cook as its external compensation consultant to advise on executive compensation matters including our overall compensation program design and collection of market data to inform our compensation programs for our executive officers and members of the board of directors. FW Cook reports directly to our compensation committee. Prior to engaging FW Cook, our compensation committee assessed its independence consistent with Nasdaq listing standards and concluded that the engagement of such consultant did not raise any conflict of interest.

Base Salaries

The annual base salaries of our named executive officers are generally determined, approved and reviewed periodically by our compensation committee in order to compensate our named executive officers for their satisfactory performance of duties to our company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

Name	2020 Base Salary ($)	2021 Base Salary ($)(1)
Robert E. Dudley	410,000	609,000
Richard Peterson	0	445,000
Frank A. Jaeger	325,000	400,000

(1)	2021 salary increases from 2020 amounts (or from 348,000 as of February 2021 for Mr. Peterson) were effective as of September 9, 2021.

Annual Cash Bonuses

During the year ended December 31, 2021, each named executive officer was eligible to earn an annual bonus based on the achievement of corporate and individual objectives. For the year ended December 31, 2021, the earned annual bonuses for Dr. Dudley and Messrs. Peterson and Jaeger were $328,860, $177,221 and $162,000, respectively. Mr. Peterson also received a guaranteed sign-on bonus of $30,000 upon commencement of his employment in February 2021.

Equity Incentive Plan

We grant our employees, including our named executive officers, a mix of stock options and RSUs. In December 2021, Dr. Dudley and Messrs. Peterson and Jaeger were granted options to purchase 337,500, 139,500 and 72,500 shares of Common Stock, respectively, and 135,000, 55,800, and 29,000 RSUs respectively. As a general practice, our stock options and RSUs vest 25% on the first anniversary of the vesting commencement date, with the remaining 75% vesting in 36 equal monthly installments thereafter. These awards have a vesting commencement date of September 9, 2021 and are described in more detail in the “Outstanding Equity Awards at 2021 Fiscal Year-End” table.

Other Compensation and Benefits

We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; and disability insurance. We do not maintain any executive-specific benefit or executive perquisite programs.

Agreements with Our Named Executive Officers

We entered into employment agreements with our named executive officers effective as of September 9, 2021: Robert E. Dudley, Ph.D. (Chief Executive Officer and President), Richard Peterson (Chief Financial Officer), and Frank A. Jaeger (Chief Commercial Officer). Each employment agreement provides for an indefinite employment term that may be terminated in accordance with the terms and conditions of the employment agreement, and sets forth the executive officer’s annual base salary and annual cash performance-based bonus with a target of a certain percentage of base salary based on the achievement of certain performance objectives as determined by the compensation committee of the board of directors. Each employment agreement provides for severance benefits upon a termination of employment due to death or “disability” (as defined in the employment agreements), including (i) any unpaid annual bonus for the fiscal year ended prior to the date of termination, paid at the same time as annual bonuses are paid to the senior executives, (ii) pro-rata annual bonus for the year of termination, paid within 30 days of the executive’s termination date, and (iii) payment of the employer-portion of COBRA premiums for 18 months for Dr. Dudley and 12 months for each of Messrs. Peterson and Jaeger. Each employment agreement also provides for severance benefits upon a termination of employment without “cause” or by the executive officer for “good reason” (each as defined in the employment agreements), subject to the execution of a release, including (i) any unpaid annual bonus for the fiscal year ended prior to the date of termination, paid at the same time as annual bonuses are paid to the senior executives, (ii) a pro-rata annual bonus for the year of termination (based on actual performance), paid at the same time as annual bonuses are paid to the senior executives, (iii) a certain number of months of base salary (18 months for Dr. Dudley and 12 months for each of Messrs. Peterson and Jaeger), payable in installments over the applicable severance period (or in the event such termination occurs on or following a “change in control” (as defined in the employment agreements), payable in a lump sum following such termination), (iv) payment of the employer-portion of COBRA premiums during the applicable severance period (or until the executive officer becomes eligible to receive health benefits as a result of subsequent employment or service during the severance period, if earlier), and (v) outplacement services up to a maximum cost of $25,000. Each employment agreement provides a Section 280G partial clawback, in which each executive is entitled to receive the greater of (a) the best net after-tax amount of any payments that are “parachute payments” under Section 280G of the Code of and (b) the amount of parachute payments the executive would be entitled to receive if they were reduced to an amount equal to 2.99 times the executive’s “base amount” (as defined in the employment agreement). Each employment agreement also contains certain restrictive covenants, including a 12-month (18-month for Dr. Dudley) non-competition, a 12-month (18-month for Dr. Dudley) non-solicitation, and confidentiality covenants.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2021.

				Option awards(1)					Stock Awards(2)
Name	Grant date		Vesting commencement date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Robert E. Dudley	12/12/2021		9/9/2021	—	337,500	(3)	4.78	12/12/2031
	12/12/2021		9/9/2021						135,000	(4)	328,050
Richard Peterson	12/11/2021		9/9/2021	—	139,500	(3)	4.78	12/11/2031	55,800	(4)	135,594
	12/11/2021		9/9/2021		—
Frank A. Jaeger	12/11/2021		9/9/2021	—	72,500	(3)	4.78	12/11/2031
	12/11/2021	(4)	9/9/2021						29,000	(4)	70,470

(1)	Each option grant is subject to the terms of our 2021 Stock Option and Incentive Plan (the “2021 Plan”).
(2)	Each RSU grant is subject to the terms of our 2021 Plan.
(3)

25% of the shares subject to this stock option vest on the one year anniversary of the vesting commencement date, and 75% of the shares subject to the stock option vest in 36 equal monthly installments thereafter, in each case, subject to the named executive officer’s continued service relationship through each applicable vesting date.

(4)

25% of the shares subject to this RSU vest on the one-year anniversary of the vesting commencement date, and 75% of the shares subject to the RSU vest in 36 equal monthly installments thereafter, in each case, subject to the named executive officer’s continued service relationship through each applicable vesting date.

(5)	Calculated in accordance with SEC rules as the number of unvested shares or units multiplied by the closing market price of a share of Common Stock on December 31, 2021, which was $2.43.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans, consisting of the Clarus Therapeutics Holdings, Inc. 2021 Stock Option and Incentive Plan, or the 2021 Plan, and the Clarus Therapeutics Holdings, Inc. 2021 Employee Stock Purchase Plan, or the 2021 ESPP.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, RSU, warrants and rights		Weighted average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)	1,516,970	(2)	$4.78	(3)	2,305,530	(4)(5)
Equity compensation plans not approved by security holders	—		—		—

Total	1,516,970		$4.78		2,305,530

(1)	The equity compensation plans approved by stockholders consist of the 2021 Plan and the 2021 ESPP.
(2)	Includes 433,420 shares of common stock subject to outstanding RSUs.
(3)	The calculation excludes 433,420 shares of common stock subject to outstanding RSUs. Such shares will be issued at the time the RSUs vest, without any cash consideration payable for those shares.
(4)

As of December 31, 2021, there were 1,958,303 shares available for grant under the 2021 Plan and 347,500 shares available for grants under the 2021 ESPP. The calculation excludes 433,420 shares of common stock subject to outstanding RSUs. Such shares will be issued at the time the RSUs vest, without any cash consideration payable for those shares.

(5)

The 2021 Plan provides that an additional number of shares will automatically be added to the shares authorized for issuance under the 2021 Plan on January 1 of each year. The number of shares added each year will be equal to the lesser of: (i) 4% of the outstanding shares on the immediately preceding December 31; or (ii) such lesser amount as determined by the plan administrator. Additionally, the 2021 ESPP provides that an additional number of shares will automatically be added to the shares authorized for issuance under the 2021 ESPP on January 1 of each year, starting on January 1, 2022 by the lesser of (i) 347,500 shares of common stock, (ii) 1.0% of the outstanding number of shares of the Common Stock on the immediately preceding December 31, or (iii) such lesser amount as determined by the plan administrator.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2020 to which we have been a party in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of our average total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Director Compensation—2021 Director Compensation Table” and “Executive Compensation—Summary Compensation Table.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Amended and Restated Registration Rights Agreement

In connection with the Merger Closing, we entered into the Registration Rights Agreement (the “A&R Registration Rights Agreement”) with certain persons and entities holding securities of Clarus and certain persons and entities receiving common stock pursuant to the Merger Agreement.

Pursuant to the A&R Registration Rights Agreement, we had an obligation to file a registration statement under the Securities Act covering the resale of (i) shares of Common Stock held by Blue Water Sponsor LLC (the “Sponsor”) or issuable to the Sponsor upon conversion or exercise of our other securities held by it, and (ii) shares of Common Stock issuable to the Legacy Clarus securityholders party thereto in the Merger. Accordingly, we filed a registration statement on Form S-1 on September 30, 2021, which was declared effective on October 7, 2021 (the “Resale Registration Statement”). Either the Sponsor or a majority of the Legacy Clarus securityholders party to the A&R Registration Rights Agreement holding registrable securities are entitled to make a written demand for registration under the Securities Act of all or part of their registrable securities. Subject to certain exceptions, if at any time we propose to file a registration statement under the Securities Act with respect to our securities, under the A&R Registration Rights Agreement we are required to give notice to the other parties thereto as to the proposed filing and offer them the opportunity to register the sale of such number of registrable securities as they may request in writing. The A&R Registration Rights Agreement will terminate upon the earlier of (i) the fifth anniversary of the date of the A&R Registration Rights Agreement or (ii) the date as of which (A) all of the Registrable Securities (as defined therein) have been sold pursuant to a registration statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the SEC)) or (B) the holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale (the “Effectiveness Period”).

Stockholder Lock-Up Agreements

In connection with the Merger Closing, we entered into Lock-Up Agreements with certain significant Legacy Clarus stockholders (each, a “Stockholder Lock-Up Agreement”). Pursuant to the Stockholder Lock-Up Agreements, each Legacy Clarus stockholder party thereto agreed not to, during the period commencing from the Merger Closing and ending 180 days after the date of the Merger Closing (subject to early release if we consummate a liquidation, merger, capital stock, reorganization exchange or other similar transaction with an unaffiliated third party that results in all of our stockholders having the right to exchange their equity holdings for cash, securities or other property): (x) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any restricted securities, (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the restricted securities, or (z) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (x), (y) or (z) above is to be settled by delivery of restricted securities or other securities, in cash or otherwise (in each case, subject to certain limited permitted transfers where the recipient takes the shares subject to the restrictions in the Stockholder Lock-Up Agreement).

Lender Lock-Up Agreements

In connection with the Merger Closing, we entered into Lock-Up Agreements with certain Legacy Clarus noteholders (the “Lenders”) (each, a “Lender Lock-Up Agreement”). Pursuant to the Lender Lock-Up Agreements, each Lender party thereto agreed not to, during the period commencing from the Merger Closing and ending 180 days after the date of the Merger Closing (subject to early release if we consummate a liquidation, merger, capital stock, reorganization exchange or other similar transaction with an unaffiliated third party that results in all of the stockholders having the right to exchange their equity holdings for cash, securities or other property): (x) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any restricted securities, (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the restricted securities, or (z) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (x), (y) or (z) above is to be settled by delivery of restricted securities or other securities, in cash or otherwise (in each case, subject to certain limited permitted transfers where the recipient takes the shares subject to the restrictions in the Lender Lock-Up Agreement). However, during the second half of the lock-up period (the “Leak-Out Period”), each Lender is able to engage in limited transfers of restricted securities that would otherwise be prohibited by the lock-up, up to a daily maximum volume based on the number of restricted securities held by such Lender at the commencement of the Leak-Out Period prorated to the number of trading days in the Leak-Out Period, with the ability to cumulate unused daily volume limits over a maximum period of five trading days.

Indebtedness

At the Effective Time, certain of Legacy Clarus’ senior secured noteholders were given Common Stock (which included 405,000 shares of Common Stock that were allocated to the senior secured noteholders pursuant to a share allocation agreement, of which 270,000 shares were reallocated from Legacy Clarus equity holders and 135,000 shares were transferred from the Sponsor) in exchange for $10.0 million of principal on the senior secured notes and certain royalty rights. For additional information, see Note 8 and Note 15 to our consolidated financial statements included in our Annual Report.

Legacy Clarus Support Agreements

Simultaneously with the execution of the Merger Agreement, Blue Water and Legacy Clarus entered into support agreements (the “Clarus Support Agreements”) with certain significant stockholders of Legacy Clarus holding in the aggregate approximately 70.0% of Legacy Clarus’s outstanding capital stock. Pursuant to the Clarus Support Agreement, each such stockholder agreed, among other things, to vote all of its shares of Legacy Clarus stock in favor of the Merger Agreement and related transactions and to otherwise take certain other actions in support of the Merger Agreement and related transactions and the other matters submitted to Legacy Clarus stockholders for their approval, and provide a proxy to Blue Water to vote such Legacy Clarus stock accordingly. The Clarus Support Agreement prevents transfers of the Clarus stock held by such stockholder between the date of the Clarus Support Agreement and the date of the Merger Closing, except for certain permitted transfers where the recipient also agrees to comply with the Clarus Support Agreement.

Sponsor Support Agreement

Simultaneously with the execution of the Merger Agreement, Blue Water and Legacy Clarus entered into a support agreement (the “Sponsor Support Agreement”) with the Sponsor. Under the Sponsor Support Agreement, the Sponsor agreed that it would abide by its undertakings in that certain letter agreement dated December 15,

2020, by and among Blue Water and its officers, its directors and the Sponsor filed as Exhibit 10.1 to Blue Water’s Current Report on Form 8-K filed with the SEC on December 21, 2020 (the “Insider Letter”), including voting its Blue Water shares in favor of the Merger Agreement and the Business Combination and not redeeming such shares in connection with the Merger, and that in the event of a transfer of its shares permitted under the Insider Letter, the Sponsor ensures that the transferee agrees to be bound by the restrictions in the Sponsor Support Agreement. The Sponsor also agreed in connection with the Merger to waive its anti-dilution right pursuant to Article IV, Section 4.3(b)(ii) of the Blue Water Charter. Blue Water undertook to enforce the Sponsor’s obligations under the Insider Letter.

Blue Water Related Person Transactions

Founder Shares

On June 30, 2020, Blue Water issued an aggregate of 1,437,500 Founder Shares to the Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.017 per share. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of the Blue Water IPO. The Founder Shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Placement Warrants

On December 17, 2020, the Sponsor purchased an aggregate of 3,445,000 Placement Warrants for a purchase price of $1.00 per warrant, for an aggregate purchase price of $3,445,000, in a placement that occurred simultaneously with the closing of the Blue Water IPO. Each Placement Warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share. The Placement Warrants (including the common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Administrative Support Services

Commencing December 2020, we paid the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Merger, Blue Water ceased paying these monthly fees.

Related Party Loans

Prior to the consummation of the Blue Water IPO, the Sponsor loaned us approximately $157,000 under an unsecured promissory note, which were used for a portion of the expenses of the IPO. The loan was non-interest bearing and unsecured and was repaid in full on December 17, 2020 out of the offering proceeds that were allocated to the payment of offering expenses (other than underwriting commissions).

Legacy Clarus Related Person Transactions

Sales and Purchases of Securities

2018 Note Financings

On February 13, 2018, Legacy Clarus entered into a note purchase agreement (the “February Notes”) pursuant to which its existing investors committed to purchase convertible promissory notes.

On August 16, 2018, Legacy Clarus entered into a note purchase agreement (the “August Notes”, and together with the February Notes, the “Notes”), pursuant to which its existing investors committed to purchase convertible promissory notes. The August Notes were amended on June 7, 2019, March 17, 2021 and April 26, 2021 to allow for subsequent closings and certain mandatory conversion rights.

The Notes are subject to certain mandatory conversion rights such that if the conditions are met, the Notes shall convert to Mandatory Conversion Stock (as defined in the August Notes). Further, in the event of a SPAC Transaction (as defined in the August Notes), if the August Notes have not been previously converted, the note holder will receive the number of shares of common stock of the SPAC Acquirer (as defined in the August Notes) equal to the quotient obtained by dividing (A) the outstanding principal balance of the August Note and any interest accrued and unpaid as of immediately prior to the SPAC Transaction by (B) (i) if the August Notes was issued prior to April 2021, $10.20, or (ii) if the August Notes were issued in or after April 2021, $10.00.

The following table summarizes the aggregate participation in the Notes beginning January 1, 2018 by any of Clarus’s directors, executive officers, holders of more than 5% of Clarus’s voting securities, or any member of the immediate family of the foregoing persons.

Name and Date of Issuance	Aggregate Principal
February Notes
February 13, 2018
Entities affiliated with Thomas, McNerney & Partners(1)	$1,654,756.18
Entities affiliated with H.I.G. BioVentures(2)	$783,554.49
CBC SPVI Ltd(3)	$876,618.82

August Notes
Initial 2018 Closing
Entities affiliated with Thomas, McNerney & Partners(1)	$1,946,771.98
Entities affiliated with H.I.G. BioVentures(2)	$1,727,269.09
CBC SPVI Ltd(3)	$1,031,316.26
First Subsequent 2019 Closing
Entities affiliated with Thomas, McNerney & Partners(1)	$3,893,543.96
Entities affiliated with H.I.G. BioVentures(2)	$3,454,538.18
CBC SPVI Ltd(3)	$2,062,632.52
Second Subsequent 2019 Closing
Entities affiliated with Thomas, McNerney & Partners(1)	$1,946,774.98
Entities affiliated with H.I.G. BioVentures(2)	$1,727,269.09
CBC SPVI Ltd(3)	$1,031,316.52
Third Subsequent 2019 Closing
Entities affiliated with Thomas, McNerney & Partners(1)	$1,946,774.98
Entities affiliated with H.I.G. BioVentures(2)	$1,727,269.09
CBC SPVI Ltd(3)	$1,031,316.26
First Subsequent 2021 Closing
Entities affiliated with Thomas, McNerney & Partners(1)	$2,920,157.98
Entities affiliated with H.I.G. BioVentures(2)	$2,590,903.63
CBC SPVI Ltd(3)	$1,546,974.38

Name and Date of Issuance	Aggregate Principal
Second Subsequent 2021 Closing
Entities affiliated with Thomas, McNerney & Partners(1)	$2,133,681.77
Entities affiliated with H.I.G. BioVentures(2)	$1,413,053.83
CBC SPVI Ltd(3)	$1,130,333.05
Third Subsequent 2021 Closing
Entities affiliated with Thomas, McNerney & Partners(1)	$1,160,295.79
Entities affiliated with H.I.G. BioVentures(2)	$549,419.29
CBC SPVI Ltd(3)	$614,674.90

(1)	James E. Thomas is a partner at Thomas, McNerney & Partners and was a member of Legacy Clarus’s board of directors.
(2)	Bruce C. Robertson, Ph.D. and Alex Zisson are managing directors at H.I.G. BioHealth Partners and were members of Legacy Clarus’s board of directors. Alex Zisson is a member of the board of directors.
(3)	Mengjiao Jiang is a managing partner at C-Bridge Capital Partners and was a member of Legacy Clarus’s board of directors.

Indemnification Agreements

Legacy Clarus entered into indemnification agreements with each of its directors. These agreements, among other things, required Legacy Clarus to indemnify each director to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of Legacy Clarus, arising out of the person’s services as a director.

In connection with the Business Combination, we entered into new agreements to indemnify our directors and executive officers. These agreements require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on our behalf or that person’s status as a member of the board of directors to the maximum extent allowed under Delaware law.

Policies for Approval of Related Person Transactions

We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is any transaction involving over $120,000 in which we are a participant and a Related Person has a direct or indirect material interest; provided, however, that if we are a “smaller reporting company” such threshold shall be the lesser of (x) $120,000 or (y) 1% of the average of our total assets at year-end for the last two completed fiscal years. A “Related Person” means:

•	any director or executive officer;

•	any director nominee;

•	security holders known to us to beneficially own more than 5% of any class of our voting securities, and

•	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than 5% of our voting stock.

We have designed these policies and procedures to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee of the Board will have the responsibility to review related party transactions.

Employment Arrangements

We have entered into employment arrangements with each of our executive officers. In 2020, Legacy Clarus’s board of directors requested an expansion of board duties in turn for compensation with one of its current directors. For more information regarding these agreements with Clarus’s executive officers and directors, please see “Executive Compensation—Employment Agreements with Our Executive Officers” of this proxy statement.

PRINCIPAL SECURITYHOLDERS

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 12, 2022, by:

•	each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our current named executive officers and directors, including the two nominees for director; and

•	all of our current executive officers and directors, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provides that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable, or RSUs that may vest and settle within 60 days.

The beneficial ownership percentages set forth in the table below are based on 24,750,011 shares of common stock issued and outstanding as of April 12, 2022 and do not take into account the issuance of any shares of common stock upon the exercise of warrants that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock. The business address of each of the persons and entities listed below is c/o Clarus Therapeutics Holdings, Inc., 555 Skokie Boulevard, Suite 340, Northbrook, Illinois 60062, unless otherwise indicated.

Name of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares
Directors and Named Executive Officers
Kimberly Murphy	—	—
John Amory	—	—
Elizabeth A. Cermak	—	—
Joseph Hernandez(1)	1,302,500	5.3%
Mark A. Prygocki, Sr	—	—
Alex Zisson(2)	—	—
Robert E. Dudley	4,566	*
Richard Peterson	—	—
Frank Jaeger	—	—
All directors and executive officers as a group (9 individuals)	1,307,066	5.3%
Five Percent Holders:
Entities affiliated with H.I.G. BioVentures(2)	5,692,381	23.0%
Entities affiliated with Thomas, McNerney & Partners(3)	5,498,571	22.2%
CBC SPVI Ltd.(4)	3,602,287	14.6%
Armistice Capital Master Fund Ltd.(5)	2,452,376	9.9%
Entities affiliated with Bracebridge Capital, LLC(6)	2,002,495	8.1%
Blue Water Sponsor LLC(1)	1,302,500	5.3%

*	Less than 1%.
(1)

Joseph Hernandez, a member of the Board, is the managing member of Blue Water Sponsor LLC, and as such may be deemed to have sole voting and investment discretion with respect to the securities held by Blue Water Sponsor LLC.

(2)

Information herein is based on the Schedule 13D filed with the SEC on September 21, 2021 by H.I.G. Bio—Clarus I, L.P. (“H.I.G. I LP”), H.I.G. Bio—Clarus II, L.P. (“H.I.G. II LP”), H.I.G. Ventures—Clarus, LLC (“H.I.G. LLC”), H.I.G.-GPII, Inc. (“H.I.G. GP” and together with H.I.G. I LP, H.I.G. II LP and H.I.G. LLC, the “H.I.G. Entities”), Anthony Tamer and Sami Mnaymneh. Consists of (i) 490,531 shares of common stock directly held by H.I.G. I LP, (ii) 2,470,756 shares of Common Stock directly held by H.I.G. II LP and (iii) 2,731,094 shares of common stock directly held by H.I.G. LLC. H.I.G. GP is the general partner of H.I.G. I LP, H.I.G. II LP and H.I.G. LLC, and Mr. Tamer and Mr. Mnaymneh serve as executive officers of H.I.G. GP. The H.I.G. Entities are owned by private funds advised by H.I.G. Capital, LLC, an SEC registered investment advisor, and its affiliates. Alex Zisson, a member of the Board, is a managing director of H.I.G. Capital LLC, but does not share voting and investment power with respect to the shares directly held by any of the H.I.G. Entities, and disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. The address for the H.I.G. Entities, Mr. Tamer and Mr. Mnaymneh is 1450 Brickell Ave., 31st Floor, Miami, FL 33131.

(3)

Information herein is based on the Schedule 13D filed with the SEC on December 10, 2021 by James E. Thomas, Thomas, McNerney & Partners, LLC (“TMP LLC”), Thomas, McNerney & Partners II, LLC (“TMP II LLC”), Thomas, McNerney & Partners, L.P. (“TMP Partners”), Thomas, McNerney & Partners II, L.P. (“TMP Partners II”), TMP Nominee, LLC (“TMP Nominee”), TMP Nominee II, LLC (“TMP Nominee II”), TMP Associates, L.P. (“TMP Associates”) and TMP Associates II, L.P. (“TMP Associates II” and together with TMP LLC, TMP II LLC, TMP Partners, TMP Partners II, TMP Nominee, TMP Nominee II and TMP Associates, the “TMP Entities”). Consists of (i) 2,436,725 shares of common stock directly held by TMP Partners, (ii) 3,020,674 shares of common stock directly held by TMP Partners II, (iii) 8,383 shares of common stock directly held by TMP Nominee (iv) 19,970 shares of Common Stock held by TMP Nominee II, (v) 1,706 shares of common stock directly held by TMP Associates and (vi) 11,113 shares of common stock directly held by TMP Associates II. TMP LLC, the general partner of TMP Partners, TMP Partners II, TMP Associates and TMP Associates II, has voting and dispositive power over the shares held by TMP Partners, TMP Partners II, TMP Associates and TMP Associates II. In addition, each of TMP Nominee and TMP Nominee II has entered into an agreement that it shall vote and dispose of securities in the same manner as directed by TMP LLC with respect to the shares held by TMP Partners and TMP Associates and as directed by TMP II LLC with respect to shares held by TMP Partners II and TMP Associates II. James Thomas is manager of TMP LLC and TMP II LLC, and of TMP Nominee and TMP Nominee II. He disclaims beneficial ownership of the shares owned by TMP Partners, TMP Partners II, TMP Nominee, TMP Nominee II, TMP Associates and TMP Associates II. The address for Mr. Thomas and the TMP Entities is 12527 Central Avenue NE, #297, Minneapolis, MN 55434.

(4)

Information herein is based on the Schedule 13G filed with the SEC on September 24, 2021 by CBC SPVI Ltd (“CBC”), C-Bridge Healthcare Fund, L.P. (“C-Bridge Fund”), C-Bridge Healthcare Fund GP, L.P. (“C-Bridge Fund GP”), C-Bridge Capital GP, Ltd. (“C-Bridge GP” and together with CBC, C-Bridge Fund and C-Bridge Fund GP, the “C-Bridge Entities”) and Wei Fu. Shares of common stock are directly held by CBC. CBC is wholly owned by C-Bridge Fund, which is controlled by its general partner, C-Bridge Fund GP, which is controlled by its general partner, C-Bridge GP, which is controlled by Mr. Fu, serving as its director. C-Bridge Fund, C-Bridge Fund GP, C-Bridge GP and Mr. Fu may be deemed to beneficially own the securities owned by the entities which they control. The address for Mr. Fu and the C-Bridge Entities is Suites 3306-3307, Two Exchange Square, 8 Connaught Place, Central, Hong Kong.

(5)

Based on the Schedule 13G filed with the SEC on February 15, 2022 by Armistice Capital, LLC (“Armistice Capital”) and Steven Boyd. Consists of 2,452,376 shares of common stock directly held by Armistice Capital Master Fund Ltd, a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be indirectly beneficially owned by (i) Armistice Capital, as the investment manager of the Master Fund and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice Capital and Steven Boyd disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. The address of Master Fund is c/o Armistice Capital, LLC, 510 Madison Ave, 7th Floor, New York, NY 10022.

(6)

Information herein is based on the Schedule 13G/A filed with the SEC on February 14, 2022 by FFI Fund Ltd., FYI Ltd., Olifant Fund, Ltd. (collectively, the “Bracebridge Funds”) and Bracebridge Capital, LLC. Consists of (i) 1,461,822 shares of common stock held by FFI Fund Ltd., (ii) 280,349 shares of Common Stock held by FYI Ltd. and (iii) 260,324 shares of common stock held by Olifant Fund, Ltd. Bracebridge Capital, LLC is the investment manager of each of the Bracebridge Funds, and has the authority to vote and dispose of all of the shares reflected herein. The business address of the Bracebridge Funds and Bracebridge Capital, LLC is 888 Boylston St., 15th Floor, Boston, MA 02199.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Clarus’ financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Clarus’ independent registered public accounting firm, (3) the performance of Clarus’ internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Clarus’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Clarus’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Clarus for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee received written disclosures and the letter from the independent registered public accounting firm as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communication with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Clarus be included in Clarus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF

DIRECTORS OF CLARUS THERAPEUTICS HOLDINGS, INC.

Mark A. Prygocki, Sr., Chairperson

Elizabeth A. Cermak

Joseph Hernandez

May 9, 2022

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Clarus Therapeutics Holdings, Inc., 555 Skokie Boulevard, Suite 340, Northbrook, IL 60062, Attention: Corporate Secretary, telephone: 847-562-4313. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than January 16, 2023. However, if the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Clarus Therapeutics Holdings, Inc., 555 Skokie Boulevard, Suite 340, Northbrook, IL 60062, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is first convened by more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public announcement of the date of such meeting is first made. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 7, 2023 and no later than March 9, 2023. Stockholder proposals and the required notice should be addressed to Clarus Therapeutics Holdings, Inc., 555 Skokie Boulevard, Suite 340, Northbrook, IL 60062, Attention: Corporate Secretary.

Any stockholder recommendation for a director nominee must be submitted not less than 120 calendar days prior to the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies for our 2023 annual meeting of stockholders in support of director nominees other than the our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2023.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT OF THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF CLARUS THERAPEUTICS HOLDINGS, INC.

Clarus Therapeutics Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”) does hereby certify that:

FIRST: The name of the Corporation is “Clarus Therapeutics Holdings, Inc.”

SECOND: The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was May 22, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “First Amended and Restated Certificate”), which both restated and amended the provisions of the Original Certificate was filed with the Secretary of State of the State of Delaware on December 16, 2020. The Second Amended and Restated Certficate of Incorporation (the “Second Amended and Restated Certificate”), which both restated and amended the provisions of the First Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on September 9, 2021.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions further amending the Second Amended and Restated Certificate as follows:

The first sentence of introductory text of ARTICLE IV of the Second Amended and Restated Certificate be, and it hereby is, amended and restated to read in its entirety as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is 510,000,000 of which (i) 500,000,000 shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) 10,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).”

FOURTH: The foregoing amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its Chief Executive Officer this                 day of                 , 2022.

CLARUS THERAPEUTICS HOLDINGS, INC.

By:
Robert E. Dudley
Chief Executive Officer

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000570678_1 R1.0.0.24 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors Nominees 01 John Amory, M.D., M.P.H 02 Alex Zisson CLARUS THERAPEUTICS HOLDINGS, INC. 555 SKOKIE BLVD., # 340 NORTHBROOK, IL 60062 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/6/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/6/2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 Approval of the certificate of amendment of our second amended and restated certificate of incorporation to increase the total number of authorized shares of common stock from 125,000,000 shares to 500,000,000 shares. 3 Ratification of selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: The Board of Directors will consider and act upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000570678_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com CLARUS THERAPEUTICS HOLDINGS, INC. Annual Meeting of Stockholders June 7, 2022 8:30 AM CDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Robert Dudley and Richard Peterson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CLARUS THERAPEUTICS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 08:30 AM, CDT on 6/7/2022, to be held virtually over the internet via www.virtualshareholdermeeting.com/CRXT2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side